UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): August 21, 2001

                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                      Utah
                                      ----
                 (State of Other Jurisdiction of Incorporation)

       000-18122                                          87-0454148
       ---------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)

                           4860 Robb Street, Suite 101
                        Wheat Ridge, Colorado, 80033-2163
                        ---------------------------------
           (Address of principal executive offices including zip code)

                                 (303) 421-4063
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable.
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Press Release. The press release of the Registrant dated October 16, 2001, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit
Number    Description
------    -----------

99.1      Press release issued by the Registrant dated October 16, 2001


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act Of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           ARC WIRELESS SOLUTIONS, INC.


Date: October 16, 2001                     By: /s/ Monty R. Lamirato
                                           -------------------------------------
                                           Monty R. Lamirato
                                           Chief Financial Officer